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                                                                    EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TMP Worldwide Inc.
New York, New York



    We hereby consent to the use in the Prospectus constituting a part of this Post-Effective Amendment No. 2 to the Registration Statement on Form S-1 of our reports dated December 11, 2000 and June 26, 2000 relating to the supplemental consolidated financial statements and the consolidated financial statements of TMP Worldwide Inc. and Subsidiaries, which are contained in that Prospectus, and of our reports dated December 11, 2000 and June 26, 2000 relating to the schedules, which are contained in Part II of the Post-Effective Amendment No. 2 to the Registration Statement.



    We also consent to the reference to our firm under the caption "Experts" in the Prospectus constituting a part of this Post-Effective Amendment No. 2 to the Registration Statement.



                                          /s/ BDO Seidman, LLP
                                          --------------------------------------
                                          BDO SEIDMAN, LLP



New York, New York
December 13, 2000

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                                                                    EXHIBIT 23.3

The Board of Directors
Morgan & Banks Limited
Level 11, Grosvenor Place
225 George Street
SYDNEY NSW 2000

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We hereby consent to the use of our report dated 15 April 1999, relating to the consolidated balance sheets of Morgan & Banks Limited as at 31 December 1998, and the profit statements for the years ended 31 December 1998 and 31 March 1998, and the cash flow statements for the nine month period ended 31 December 1998 and the years ended 31 March 1998 in the Prospectus constituting a part of this Post-Effective Amendment No. 2 to the Registration Statement on Form S-1 of TMP Worldwide Inc.



We also consent to the reference to us under the caption "Experts" in the Prospectus constituting a part of this Post-Effective Amendment No. 2 to the Registration Statement.



Sydney, Australia
13 December 2000
Pannell Kerr Forster


/s/ PANNELL KERR FORSTER